EXHIBIT 33.2

          Report on Assessment with Compliance with Servicing Criteria for Asset-Backed Securities
                         (The Huntington National Bank)


            Management's Report on Assessment of Compliance with SEC
                        Regulation AB Servicing Criteria

The Huntington National Bank, (the "Huntington") is responsible for assessing compliance as of December 31, 2007 and for the period from January 1, 2007 through December 31, 2007 (the "Reporting Period") with the servicing criteria under Item 1122(d) of the Securities and Exchange Commission's Regulation AB, except for the criteria set forth in Appendix B hereto and designated as inapplicable (such criteria, after excluding the inapplicable criteria identified in Appendix B, the "Applicable Servicing Criteria"). The loans covered by this report include the asset-backed transactions included in Appendix A (the "Automobile Loan Platform").

Huntington has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that Huntington has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2007 and for the Reporting Period with respect to the Automobile Loan Platform taken as a whole.

Deloitte & Touche LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2007 and for the Reporting Period as set forth in this assertion.

The Huntington National Bank, as Servicer:

By:   /s/ Timothy R. Barber
      ---------------------------
Name: Timothy R. Barber
Title:Senior Vice President and Credit Policy Manager
Date: March 14, 2008


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                                   Appendix A

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for automobile loans included in the asset-backed transactions sold to the following trusts:


GS Auto Loan Trust 2003-1
Morgan Stanley Auto Loan Trust 2003-HB 1
GS Whole Loan Trust
Morgan Stanley Auto Loan Trust 2004-HB 1
Morgan Stanley Auto Loan Trust 2004-HB2
GS Whole Loan Trust II
GS Auto Loan Trust 2006-1
GS Auto Loan Trust 2007-1

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                                   APPENDIX B

------------------------------------------------------------------------ ------------------------------ ----------------------------
                                                                                                                   INAPPLICABLE
                                                                                  APPLICABLE                        SERVICING
                          SERVICING CRITERIA                                  SERVICING CRITERIA                     CRITERIA
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
    Reference                            Criteria                                       Performed      Performed by        NOT
                                                                                             by       subservicer(s)   performed
                                                                                       Vendor(s) for   or vendor(s)    by Huntington
                                                                                           which         for which        or by
                                                                           Performed    Huntington is   Huntington    subservicer(s)
                                                                           Directly         the           is NOT the    or vendor(s)
                                                                              by        Responsible     Responsible     retained by
                                                                          Huntington       Party           Party        Huntington
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                             General Servicing Considerations
----------------- ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor           X
                   any performance or other triggers and events of
                   default in accordance with the transaction
                   agreements.

------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(1)(ii)     If any material servicing activities are outsourced                                                        X
                   to third parties, policies and procedures are
                   instituted to monitor the third party's performance
                   and compliance with such servicing activities.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to                                                          X
                   maintain a back-up servicer for the Receivables are
                   maintained.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is
                   in effect on the party participating in the                 X
                   servicing function throughout the reporting period
                   in the amount of coverage required by and otherwise
                   in accordance with the terms of the transaction
                   agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                            Cash Collection and Administration
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(2)(i)      Payments on Receivables are deposited into the
                   appropriate custodial bank accounts and related             X
                   bank clearing accounts no more than two business
                   days following receipt, or such other number of
                   days specified in the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of           X
                   an obligor or to an investor are made only by
                   authorized personnel.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding
                   collections, cash flows or distributions, and any           X
                   interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                   The related accounts for the transaction, such as
                   cash reserve accounts or accounts established as a          X
                   form of overcollateralization, are separately
                   maintained (e.g., with respect to commingling of
1122(d)(2)(iv)     cash) as set forth in the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(2)(v)      Each custodial account is maintained at a federally
                   insured depository institution as set forth in the          X
                   transaction agreements. For purposes of this
                   criterion, "federally insured depository
                   institution" with respect to a foreign financial
                   institution means a foreign financial institution
                   that meets the requirements of Rule 13k-1(b)(1) of
                   the Securities Exchange Act.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent                                                           X
                   unauthorized access.
----------------- ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for
                   all asset-backed securities related bank accounts,
                   including custodial accounts and related bank
                   clearing accounts. These reconciliations are (A)
                   mathematically accurate; (B) prepared within 30             X
                   calendar days after the bank statement cutoff date,
                   or such other number of days specified in the
                   transaction agreements; (C) reviewed and approved
                   by someone other than the person who prepared the
                   reconciliation; and (D) contain explanations for
                   reconciling items. These reconciling items are
                   resolved within 90 calendar days of their original
                   identification, or such other number of days
                   specified in the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                            Investor Remittances and Reporting
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(3)(i)      Reports to investors, including those to be filed        X (with                                       X (with
                   with the Commission, are maintained in accordance        respect to                                    respect to
                   with the transaction agreements and applicable           (A) and                                       (C) and
                   Commission requirements. Specifically, such reports      (B) only                                      (D) only
                   (A) are prepared in accordance with timeframes and
                   other terms set forth in the transaction
                   agreements; (B) provide information calculated in
                   accordance with the terms specified in the
                   transaction agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with investors' or the
                   to (C) and (D) trustee's records as to the total
                   unpaid principal only) balance and number of
                   Receivables serviced by the Servicer.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted         X
                   in accordance with timeframes, distribution
                   priority and other terms set forth in the
                   transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                   Disbursements made to an investor are posted
                   within two business days to the Servicer's
                   investor records, or such other number of days              X
                   specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                   Amounts remitted to investors per the investor              X
                   reports agree with cancelled checks, or other form
1122(d)(3)(iv)     of payment, or custodial bank statements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                                Pool Asset Administration
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(i)      Collateral or security on Receivables is maintained         X
                   as required by the transaction agreements or
                   related mortgage loan documents.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                   Receivables and related documents are safeguarded           X
1122(d)(4)(ii)     as required by the transaction agreements
----------------- ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the
                   asset pool are made, reviewed and approved in               X
                   accordance with any conditions or requirements in
                   the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(iv)     Payments on Receivables, including any payoffs,
                   made in accordance with the related Receivables
                   documents are posted to the Servicer's obligor              X
                   records maintained no more than two business days
                   after receipt, or such other number of days
                   specified in the transaction agreements, and
                   allocated to principal, interest or other items
                   (e.g., escrow) in accordance with the related
                   Receivables documents.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(v)      The Servicer's records regarding the Receivables            X
                   agree with the Servicer's records with respect to
                   an obligor's unpaid principal balance.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an
                   obligor's Receivables (e.g., loan modifications or          X
                   re-agings) are made, reviewed and approved by
                   authorized personnel in accordance with the
                   transaction agreements and related pool asset
                   documents.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,
                   forbearance plans, modifications and deeds in lieu          X
                   of foreclosure, foreclosures and repossessions, as
                   applicable) are initiated, conducted and concluded
                   in accordance with the timeframes or other
                   requirements established by the transaction
                   agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(viii)   Records documenting collection efforts are
                   maintained during the period a Receivable is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at least         X
                   a monthly basis, or such other period specified in
                   the transaction agreements, and describe the
                   entity's activities in monitoring delinquent
                   Receivables including, for example, phone calls,
                   letters and payment rescheduling plans in cases
                   where delinquency is deemed temporary (e.g.,
                   illness or unemployment).
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return                                                           X
                   for Receivables with variable rates are computed
                   based on the related Receivables documents.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor                                                           X
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's
                   Receivables documents, on at least an annual
                   basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds
                   is paid, or credited, to obligors in accordance
                   with applicable Receivables documents and state
                   laws; and (C) such funds are returned to the
                   obligor within 30 calendar days of full repayment
                   of the related Receivables, or such other number
                   of days specified in the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax                                                         X
                   or insurance payments) are made on or before the
                   related penalty or expiration dates, as indicated
                   on the appropriate bills or notices for such
                   payments, provided that such support has been
                   received by the Servicer at least 30 calendar days
                   prior to these dates, or such other number of days
                   specified in the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(xii)    Any late payment penalties in connection with any                                                          X
                   payment to be made on behalf of an obligor are paid
                   from the Servicer's funds and not charged to the
                   obligor, unless the late payment was due to the
                   obligor's error or omission.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                   Disbursements made on behalf of an obligor are
                   posted within two business days to the obligor's                                                            X
                   records maintained by the Servicer, or such other
                   number of days specified in the transaction
1122(d)(4)(xiii)   agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible                X
                   accounts are recognized and recorded in accordance
                   with the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------
                   Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or Item
                   1115 of Regulation AB, is maintained as set forth                                                          X
1122(d)(4)(xv)     in the transaction agreements.
------------------ ----------------------------------------------------- ------------- -------------- ---------------- -------------


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